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                         Nicholas-Applegate Fund, Inc.
                     Nicholas-Applegate Growth Equity Fund

                        Supplement dated August 25, 1998
                       to Prospectus dated March 4, 1998

How the Fund Invests--Investment Objective and Policies

    The Fund intends to invest primarily in stocks from a universe of U.S. companies with market capitalizations corresponding to the middle 90% of the Russell Midcap Growth Index at time of purchase. As of June 30, 1998, the middle 90% included companies with capitalizations between $1.6 billion and $10.7 billion. Capitalization of companies in the Index will change with market conditions.

How the Fund is Managed--Investment Adviser

    The Fund is managed under the general supervision of Arthur E. Nicholas (who has been the Chief Investment Officer of the Investment Adviser since its organization) and Catherine Somhegyi, the Investment Adviser1s Chief Investment Officer--Global Equity, who has been employed by the Investment Adviser since 1987. A team management approach is utilized in connection with the day-to-day management of the Fund1s portfolio. The members of the team are Andrew B. Gallagher, William H. Chenoweth, Emmy Sobieski and Thomas J. Sullivan. Mr. Gallagher has been employed by Nicholas-Applegate Capital Management since 1992. Mr. Chenoweth has been employed by Nicholas-Applegate Capital Management since 1998; prior thereto he was employed by Turner Investment Partners, Inc. Ms. Sobieski has been employed by Nicholas-Applegate Capital Management since 1998; prior thereto she was employed by Farmers Insurance Investment Division. Mr. Sullivan has been employed by Nicholas-Applegate Capital Management since 1994; prior thereto he was employed by Donaldson, Lufkin & Jenrette Securities Corporation.

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